UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: December 16, 2004

STARSOFT, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-50546 (Commission File Number)	86-0914052 (IRS Employer Identification Number)

Anthony Lee, President and Chief Executive Officer
3665 Ruffian Road, Suite 225, San Diego, California 92123
(Address of principal executive offices)

(778) 889-8014
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibit No.	Page No.	Description
10(i)	*

Share Purchase Agreement dated December 16, 2004 between the Company and Eastway Global Investment Limited, Fujian Yuxin Equipment Co., Ltd., Hendrik Tjandra and David Tjahjadi (incorporated by reference to the Form 8K filed with the Commission on December 20, 2004).

99(i)	Attached	Yuxin audited financial statements for the years ended December 31, 2003 and December 31, 2002.
99(ii)	Attached	Pro forma financial statements consolidating the Company with Yuxin for the eleven month period ended November 30, 2004.
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Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starsoft, Inc.

Signature	**Date**
By: /s/ Anthony Lee Name: Anthony Lee Title: President and Chief Executive Officer	February 24, 2005

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